Exhibit 10.1

AMENDMENT NO. 1 TO COMMON SHARES PURCHASE WARRANT

This AMENDMENT NO. 1 TO COMMON SHARES PURCHASE WARRANT, dated as of September 5, 2024 (this “Amendment”), amends that certain COMMON SHARES PURCHASE WARRANT (the “Warrant”), dated as of August 21, 2024, by New Horizon Aircraft Ltd. (the “Company”) for the benefit of the holder thereof or its permitted assigns (“Holder”). The Company and Holder are referred to collectively herein as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Warrant.

WITNESSETH:

WHEREAS, pursuant to and in accordance with Section 5(l) of the Warrant, the Warrant may be amended or modified by a written agreement executed and delivered by the Company and the Holder; and

WHEREAS, in order to comply with Nasdaq listing requirements, the Company and the Holder desire to amend the Warrant as set forth herein.

NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the Parties agree as follows:

Section 1. Amendment to the Warrant.

(A) Section 3(b) is to be deleted in its entirety and replaced with the following:

“(b) Reserved.”

Section 2. No Other Amendments. Each reference to “this Warrant,” “hereunder,” “hereof” and other similar references set forth in the Warrant and each reference to the Warrant in any other agreement, document or other instrument shall, in each case, refer to the Warrant as modified by this Amendment. Except as and to the extent expressly modified by this Amendment, the Warrant is not otherwise being amended, modified or supplemented and shall remain in full force and effect and is hereby in all respects ratified and confirmed, and the execution, delivery and effectiveness of this Warrant shall not operate as a waiver of any right, power or remedy of any party under the Warrant.

Section 3. Miscellaneous Provisions. Section 5 of the Warrant shall apply to this Amendment mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF each Party has hereunto caused this Amendment to be duly executed on its behalf as of the day and year first above written.

COMPANY:

NEW HORIZON AIRCRAFT LTD.

By:
Name:
Title:

HOLDER:

[●]

By:
Name:
Title:

[Signature page to Amendment to Warrant]